SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    Electro-Catheter Corporation
_______________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)
                    Arlene Bell
________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/_/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11. /X/ No fee required

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____April 25, 1997_________________________________________

*Set forth the amount on which the filing fee is calculated and state how it was determined.


                          ELECTRO-CATHETER CORPORATION
                   2100 Felver Court, Rahway, New Jersey 07065

                           ---------------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      To Be Held on Thursday, June 12, 1997


To the Holders of the Common Stock of Electro-Catheter Corporation:

     PLEASE TAKE NOTICE that the Annual Meeting of the Shareholders of ELECTRO-CATHETER CORPORATION (the "Company") will be held on Thursday, June 12, 1997 at 10:00 A.M. Eastern Daylight Time, at the Holiday Inn Jetport, 1000 Spring Street, Elizabeth, NJ 07201, for the following purposes, as more fully described in the accompanying Proxy Statement.

                  1. To elect four Directors of the Company to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and have qualified; and

                  2.       To transact such other business as may
                           properly be brought before the Meeting
                           or any adjournments thereof.

     The close of business on May 1, 1997 has been fixed by the Board of Directors as the record date. Shareholders of record as of such date will be entitled to vote at the Meeting.

     Enclosed is the 1996 Annual Report to Shareholders, along with a Proxy Statement and Proxy. Additionally, a copy of the Company's Report on Form 10-Q for the period ended February 28, 1997 is enclosed. You are cordially invited to attend the Meeting in person. Shareholders who do not expect to attend the Annual Meeting are requested to please mark, date, sign and return the enclosed Proxy, which requires no postage if mailed in the United States, in the enclosed envelope so that their votes can be recorded.

                       By Order of the Board of Directors,

                                   ARLENE BELL
                                    Secretary
Date: May 8, 1997

                          ELECTRO-CATHETER CORPORATION

                   2100 Felver Court, Rahway, New Jersey 07065



                           ---------------------------


               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 12, 1997




     This Proxy Statement, which was mailed on or about May 8, 1997 to the persons entitled to receive the accompanying Notice of Annual Meeting of Shareholders (the "Meeting"), is provided in connection with the solicitation, by order of the Board of Directors of ELECTRO-CATHETER CORPORATION (the "Company"), of Proxies to be used at the Meeting of the Company to be held on Thursday, June 12, 1997 at 10:00 A.M. and at any adjournments thereof for the purposes set forth in the Notice of Meeting.


     At the close of business on May 1, 1997, the record date stated in the accompanying Notice, the Company had 6,383,611 outstanding shares of common stock, $.10 par value (the "common stock"), each of which is entitled to one vote with respect to each matter to be voted on at the Meeting. The Company has no class or series of voting stock outstanding other than common stock.


     The Proxy is in ballot form and each shareholder may indicate approval or disapproval as to the proposal identified in the Proxy and accompanying Notice of Annual Meeting and as set forth in this Proxy Statement. Each proposal will be presented by the Board of Directors of the Company. The shares represented by the accompanying Proxy will be voted as directed with respect to the election of Directors or, if no direction is indicated, will be voted in favor of the election as Directors of the nominees listed herein.

     A majority of the issued and outstanding shares of common stock present in person or by Proxy will constitute a quorum for the transaction of business at the Meeting. Directors are elected by a plurality of the votes cast. Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by filing with the Secretary of the Company a written notice of revocation bearing a later date than the date written on the Proxy, by duly executing a subsequent Proxy relating to the same shares and delivering it to the Secretary prior to the Meeting, or by attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a Proxy). Any written notice revoking a Proxy should be sent to Electro-Catheter Corporation, 2100 Felver Court, Rahway, New Jersey 07065, Attention: Arlene Bell, Secretary.

     Under New Jersey Law, abstentions and broker non-votes (as hereinafter defined) are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business but otherwise do not count. The approval of a specified percentage of shares voted at the Meeting, as set forth above, is required to approve a proposal and thus, abstentions and broker non-votes have no effect on the outcome of the vote. A "broker non-vote" refers to shares represented at the Meeting in person or by Proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owner or persons entitled to vote; and
(ii) the broker or nominee does not have the discretionary voting power on such matter.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Set forth below is information concerning the persons known to the Company to own 5% or more of the common stock of the Company as of May 1, 1997:

                                                     Amount and
                                                     Nature of
         Name and Address of                         Beneficial                 Percent
         Beneficial Owner                            Ownership(1)               of Class(2)
         ----------------                            ------------               -----------

         T-Partnership                               2,464,844 shares(3)         35.4%
         c/o Wiss & Co.
         354 Eisenhower Parkway
         Livingston, NJ 07039

         Heartland Advisors, Inc.                      385,000 shares(4)          6.0%
         790 North Milwaukee St.
         Milwaukee, WI 53202

----------------------

(1)Except as otherwise indicated, as of May 1, 1997, all such shares are owned with sole voting and investment power.
(2) For purposes of determining percentages, persons having a right to acquire beneficial ownership of a security within sixty days shall be deemed to beneficially own such security.
(3)Includes 83,344 and 500,000 shares, which the T-Partnership has the right to acquire pursuant to outstanding warrants, which warrants are currently exercisable at prices of $1.425 and $0.9875 per share, respectively.

                                        2




(4) In a Statement or Schedule 13G filed with the Securities and Exchange Commission by Heartland Advisors, Inc., Heartland Advisors, Inc. has reported that 385,000 shares of the Company's common stock are owned with sole voting and investment power as of February 12, 1997.

The following table sets forth, as of May 1, 1997, the equity securities of the Company beneficially owned, directly or indirectly, by all Directors and nominees for Director of the Company, each of the executive officers named in the Summary Compensation Table set forth below, and by the Directors and executive officers of the Company as a group.

Name of Beneficial                  Amount and Nature of                        Percent
      Owner                         Beneficial Ownership(1)                     of Class(2)
      -----                         -----------------------                     -----------
Ervin Schoenblum                     171,242 shares(3)                             2.7%

Abraham H. Nechemie                  133,242 shares(3)                             2.1%

Donald W. Muntz                      110,000 shares(4)                             1.7%

George M. Pavia                       62,366 shares(5)                             1.0%

Lee W. Affonso                        35,300 shares(7)                            *  (6)

Joseph P. Macaluso                    29,400 shares(7)                            *  (6)

All executive officers
and Directors as a group             472,250 shares(8)                             9.0%
         (8 persons)

----------------------

(1)Except as otherwise indicated, as of May 1, 1997, all such shares are owned with sole voting and investment power.
(2) For purposes of determining percentages, persons having a right to acquire beneficial ownership of a security within sixty days shall be deemed to beneficially own such security.
(3)Messrs. Nechemie and Schoenblum each have a 5% equity interest in the T-Partnership, which owns 1,881,500 shares of the Company's common stock. Accordingly, Messrs. Nechemie and Schoenblum each reports beneficial ownership of 94,075 shares of the Company's common stock. In addition, Messrs. Nechemie and Schoenblum each reports beneficial ownership of 25,000 warrants that were issued to the T-Partnership pursuant to the August 31, 1995 Lending Agreement with the Company and beneficial ownership of 4,167 warrants in connection with the March 1995 private placement. Also included in the table above are currently exercisable options for 10,000 shares and 48,000 shares issuable upon exercise of stock options granted by the Company and exercisable at May 1, 1997 by Messrs. Nechemie and Schoenblum, respectively.
(4)Includes 10,000 shares subject to currently exercisable options.
(5)Includes 41,000 shares subject to currently exercisable options and 16,276 shares owned by Pavia & Harcourt, a law firm of which Mr. Pavia is a member.
(6)Represents less than one percent
(7)Includes 21,900 shares issuable upon exercise of stock options granted by the Company and exercisable at May 1, 1997.
(8)Includes 182,500 shares issuable upon exercise of stock options granted by the Company and exercisable at May 1, 1997 held by all executive officers and Directors of the Company (including those individually named in the table above).

DIRECTORS AND EXECUTIVE OFFICERS

     At the Meeting, Shareholders will elect four Directors for the ensuing year and until their successors are elected and qualify. The shares represented by the enclosed Proxy (unless authority is withheld) will be voted FOR or "in favor of" the nominees for Directors set forth herein. All of the nominees are currently serving as Directors of the Company. The Company's Board of Directors has no reason to believe that any of the nominees listed in the following table will be unable or will decline to serve. In the event that any nominee for Director should become unavailable, it is intended that such shares will be voted for another person duly nominated by the Board of Directors in such nominee's stead, or if no person is so nominated to vote such shares only for the remaining nominees.


     The election of Directors requires a plurality of the votes cast. Proxies and ballots marked "For Election of Directors," "Withhold Authority to Vote for all Nominees," or specifying that votes be withheld for one or more designated nominees, or which are executed without specification of a choice (in which case they will be voted FOR all nominees), are counted to determine the total number of votes cast.

     The following table sets forth certain information concerning the Company's executive officers, Directors and nominees for Director:

Name, Age as of May 1, 1997 and
Positions and Offices Held with                Business Experience During Past 5
the Company                                    Years and Principal Occupation
------------------------------                 ------------------------------


George M. Pavia                                Partner in the law firm,  Pavia &
Age 68; Director                               Harcourt for over the past five
since 1986(1)                                  years.

Abraham H. Nechemie                            Business Consultant. Formerly a
Age 72; Director since                         Partner in Wiss & Company, a
1992(1)                                        certified public accounting firm.
                                               Retired from the firm in 1985.

Ervin Schoenblum,                              Acting President and Chief
Age 57; Director since                         Operating Officer since December
1992                                           1993.  Management Consultant for
                                               over five years.  Advisor to the
                                               Company since February 1989.

Donald W. Muntz, Age 75;                       Private investor for over the
Director since April 1997(1)                   past five years.

Lee W. Affonso, Age 48;                        Vice President of the Company
Vice President                                 since July 1992, except for the
                                               period from September 1993 to
                                               December 1993, when he served as
                                               Senior Sales Specialist; Director
                                               of Marketing & Sales from 1989 to
                                               1992.

Robert W. Kokowitz                             Vice President of the Company
Age 41; Vice President                         since July 1992. Director of
                                               Operations from 1989 to 1992.

Joseph P. Macaluso                             Chief Financial Officer since May
Age 45; Treasurer and                          1987.
Chief Financial Officer

Arlene C. Bell                                 Secretary since May 1987.
Age 51; Secretary                              Executive Assistant to the
                                               Chairman from 1982 to February
                                               1994, and to the Acting President
                                               since March 1, 1994.
----------------------
(1)Member of Audit Committee.

BOARD MEETINGS AND COMMITTEES

     During the Company's last fiscal year, ended August 31, 1996, the Board of Directors held four meetings and took action by unanimous written consent on one occasion. No current Director missed any of the meetings of the Board of Directors of the Company which were held during the period that he served.

     During the Company's last fiscal year, the members of the Audit Committee of the Board of Directors were George M. Pavia and Abraham H. Nechemie. The Audit Committee is responsible for overseeing that management fulfills its responsibilities in connection with the preparation of the financial statements of the Company. The Committee's functions include making recommendations to the Board regarding the engaging and discharging of the Company's independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, reviewing the scope and results of the Company's procedures for internal auditing, approving the professional services provided by the independent auditors, reviewing the independence of the independent auditors and reviewing the adequacy of the Company's system of internal accounting controls. During the fiscal year ended August 31, 1996, the Audit Committee held no meetings but took action on matters through the Board of Directors at the Board of Directors' meetings.

     The  Company  has  not  appointed  a  Nominating  Committee,   Compensation
Committee, or other Committees of its Board of Directors performing similar functions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon review of copies of reports received by it, or written representations of the Company's incumbent Directors and officers and ten percent shareholders that no Forms 5 were required for those persons, the Company believes that, during the period September 1, 1995 to August 31, 1996, all filing requirements applicable to its officers, Directors and ten percent shareholders under said Section 16(a) were satisfied, except that Ervin Schoenblum, Acting President of the Company, effected two purchase transactions in connection with shares of the Company's common stock which were not timely reported. Upon learning of the reporting obligation, the failure was promptly rectified.


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

     The following table sets forth all compensation awarded to, earned by or paid to the Company's officers (whose total compensation for the fiscal year ended August 31, 1996 exceeded $100,000) by the Company for services rendered in all capacities to the Company during each of the fiscal years ended August 31, 1996, 1995 and 1994.


                                                                Long-Term
                                                              Compensation
                                                                 Awards
                                                                 ------
                                                Annual         Securities
                                            Compensation       Underlying
                                            ------------                                  All Other
Name and                                        Salary          Options(1)                Compensation
Principal  Position              Year             $                  #                        $
-------------------              ----       -------------     ----------------             -------

Ervin Schoenblum(2)              1996           102,000                   -                      -
Acting President                 1995            86,000              25,000                      -
                                 1994            50,000              25,000                 16,000


Lee W.  Affonso                  1996           112,000                   -                      -
Vice President                   1995           117,000                   -                      -
                                 1994           105,000              24,000                      -

Joseph P. Macaluso(3)            1996            83,000                   -                 19,000
Treasurer & Chief                1995            83,000                   -                 18,000
Financial Officer                1994            83,000              24,000                 17,000

(1) The table reflects the number of options granted under the Company's Incentive Stock Option Plan.
(2) Prior to becoming Acting President in December 1993, Mr. Schoenblum served as a consultant to the Company. His compensation shown under All Other Compensation represents consulting fees.

(3) Mr. Macaluso is also Director of International Sales for the Company. His compensation shown under All Other Compensation represents commissions on international sales.

COMPENSATION OF DIRECTORS

     Each Director of the Company who is not an operating officer of the Company is entitled to receive $1,000 per meeting of the Board of Directors attended by such Director plus reimbursement of expenses.


AGGREGATE OPTION EXERCISES AND YEAR-END OPTION TABLE

     The following table provides information on option exercises during the fiscal year 1996 by the named executive officers and the value of each of their respective unexercised options at August 31, 1996.

(A)                        (B)                      (C)                        (D)                 (E)
                                                                             Number of             Value of
                                                                             Unexercised           Unexercised
                                                                             Options               In-the-Money
                                                                             FY-End (#)            Options
                                                                                                   FY-End ($) (1)

                          Shares Acquired            Value                  Exercisable/           Exercisable/
Name                      on Exercise (#)           Realized ($)            Unexercisable          Unexercisable
-----                     --------------------     ------------            --------------           -------------


Ervin Schoenblum              -                      -                     48,000/32,000          30,000/20,000
Lee W. Affonso                -                      -                     21,900/14,600          13,688 / 9,125
Joseph P. Macaluso            -                      -                     21,900/14,600          13,688 / 9,125


------------

(1) Calculated on the basis of fair market value of the underlying securities at August 31, 1996 less the exercise price


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company has no Compensation Committee or Board Committee performing similar functions. Ervin Schoenblum, the Company's Acting President, participated in deliberations of the Company's Board of Directors concerning executive officer compensation.

     On October 11, 1993, the Company entered into an agreement with the T-Partnership to borrow up to $1,000,000. Ervin Schoenblum, the Company's Acting President and Director, and another member of the Company's Board of Directors, Abraham H. Nechemie, are members of the T-Partnership. As of August 31, 1995, the Company had drawn down all of the $1,000,000. On August 31, 1995, the Company entered into an agreement with the T-Partnership to borrow an additional $500,000. In January 1996, the T-Partnership agreed to lend the Company an additional sum of $200,000 and to a deferral of interest payments on all indebtedness for three months. As of August 31, 1996, the Company had received all of the available funds and had outstanding loans including deferred interest of $1,747,125, from the T-Partnership.

     The rate of interest is 12% per annum and is payable monthly on any outstanding balance. Principal payments of $25,000, to be made monthly, began on September 1, 1996. Any remaining balance is due on August 1, 2001. The loan is secured by the Company's property, building, accounts receivable, inventories and machinery and equipment. The Company must prepay the outstanding balance in the event the Company is merged into or consolidated with another corporation or the Company sells all or substantially all of its assets.

     In exchange for the additional funds, the Company agreed that if it is not in compliance with a certain financial covenant, to be tested on a monthly basis, the T-Partnership may declare an Event of Default and accelerate repayment of indebtedness. As of August 31, 1996, the Company was not in compliance with this financial covenant. However, on December 16, 1996, the T-Partnership agreed to amend the financial covenants and not to exercise its right to accelerate the repayment of indebtedness for one year unless revised financial covenants are not met. The Company is currently in compliance with the revised financial covenants.

     Under the provisions of the original agreement, the T-Partnership was granted purchase warrants which permitted the T-Partnership to purchase 166,667 shares of the Company's common stock at a price of $3.25 per share. The new agreement states that the T-Partnership will surrender its original purchase warrant to purchase 166,667 shares of common stock and be granted a new purchase warrant to purchase 500,000 shares of the Company's common stock at a price of $0.9875 per share. A value has been allocated to the warrants based upon their estimated fair market value at the date of the agreement. Such amount ($50,000) is amortized as additional interest expense over the term of the indebtedness. The unamortized balance is shown in Other Assets in the accompanying 1996 and 1995 Balance Sheets. The warrants are immediately exercisable and expire on August 1, 2001. As of August 31, 1996, these warrants remain outstanding.

BOARD COMPENSATION REPORT ON EXECUTIVE COMPENSATION

     The Company has no Compensation Committee or other Committee of the Board of Directors performing similar functions. All members of the Board of Directors review and determine executive compensation for all executive officers on an annual basis. Ervin Schoenblum, the Company's Acting President, is the only executive officer of the Company also serving on the Board. Mr. Schoenblum's compensation as Acting President was negotiated between the parties and was based in part on the amount of compensation paid to him while he was a consultant to the Company and the level of compensation historically paid by the Company for this position.

     The Board of Directors has implemented an executive compensation philosophy that seeks to relate executive compensation to corporate performance, individual performance and creation of stockholder value. Historically, this has been achieved through compensation programs which focus on both short and long term results.

     In accordance with the Board of Directors' executive compensation philosophy, the major component of executive compensation has been base salary. Salaries for executive officers are based on current individual and organizational performance, affordability and competitive market trends. Additional incentives are provided through issuance of incentive stock options.

                      Board of Directors:          Donald W. Muntz
                                                   Abraham H. Nechemie
                                                   George M. Pavia, Esq.
                                                   Ervin Schoenblum



PERFORMANCE GRAPH


     The following performance graph compares the five-year cumulative total return on the Company's common stock with the S & P 500 Index and the S & P Medical Products and Supplies Index assuming $100 was invested on August 31, 1991 and all dividends were reinvested.


                                         [GRAPHIC OMITTED]


                                   Indexed Returns
                                   Years Ending

Company/Index               Aug 91    Aug 92    Aug 93    Aug 94    Aug 95    Aug 96

Electro-Catheter Corp.        100     100.00    125.00     62.50      40.50     81.25
S & P 500 Index               100     107.92    124.34    131.14     159.27    189.10
Hlth Care(Med PDS&SUPP)-500 * 100     101.42     77.82     90.97     140.04    159.34

*Name change from Medical Products and Supplies






     Notwithstanding anything set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 which might incorporate future filings, the preceding performance graph shall not be deemed incorporated by reference into any such filings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     On October 11, 1993, the Company entered into an agreement with the T-Partnership to borrow up to $1,000,000. Ervin Schoenblum, the Company's Acting President and Director, and another member of the Company's Board of Directors, Abraham H. Nechemie, are members of the T-Partnership. As of August 31, 1995, the Company had drawn down all of the $1,000,000. On August 31, 1995, the Company entered into an agreement with the T-Partnership to borrow an additional $500,000. In January 1996, the T-Partnership agreed to lend the Company an additional sum of $200,000 and to a deferral of interest payments on all indebtedness for three months. As of August 31, 1996, the Company had received all of the available funds and had outstanding loans including deferred interest of $1,747,125, from the T- Partnership.

     The rate of interest is 12% per annum and is payable monthly on any outstanding balance. Principal payments of $25,000, to be made monthly, began on September 1, 1996. Any remaining balance is due on August 1, 2001. The loan is secured by the Company's property, building, accounts receivable, inventories and machinery and equipment. The Company must prepay the outstanding balance in the event the Company is merged into or consolidated with another corporation or the Company sells all or substantially all of its assets.

     In exchange for the additional funds, the Company agreed that if it is not in compliance with a certain financial covenant, to be tested on a monthly basis, the T-Partnership may declare an Event of Default and accelerate repayment of indebtedness. As of August 31, 1996, the Company was not in compliance with this financial covenant. However, on December 16, 1996, the T-Partnership agreed to amend the financial covenants and not to exercise its right to accelerate the repayment of indebtedness for one year unless revised financial covenants are not met. The Company is currently in compliance with the revised financial covenants.

     Under the provisions of the original agreement, the T-Partnership was granted purchase warrants which permitted the T-Partnership to purchase 166,667 shares of the Company's common stock at a price of $3.25 per share. The new agreement states that the T-Partnership would surrender its original purchase warrant to purchase 166,667 shares of common stock and be granted a new purchase warrant to purchase 500,000 shares of the Company's common stock at a price of $0.9875 per share. A value has been allocated to the warrants based upon their estimated fair market value at the date of the agreement. Such amount ($50,000) is amortized as additional interest expense over the term of the indebtedness. The unamortized balance is shown in Other Assets in the accompanying 1996 and 1995 Balance Sheets. The warrants are immediately exercisable and expire on August 1, 2001. As of August 31, 1996, these warrants remain outstanding.

                          TRANSACTION OF OTHER BUSINESS

     As of the date of this Proxy Statement, management has no knowledge of any business which may be brought before the Meeting for consideration other than that described above. Should any other matter properly be presented for action at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the shares represented thereby in accordance with their best judgment on such matters.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The independent, certified public accountants selected by management to audit the Company's financial statements for the current fiscal year is the firm of KPMG Peat Marwick LLP, 150 John F. Kennedy Parkway, Short Hills, New Jersey, which firm also audited the Company's financial statements for the 1996 fiscal year. It is anticipated that a representative of KPMG Peat Marwick LLP will be present at the Meeting and will have an opportunity to make a statement and to answer appropriate questions of shareholders.

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the 1998 Annual Meeting of Shareholders must be received at the Company's executive offices not later than January 9, 1998 in order to be considered for inclusion in the Company's Proxy Statement relating to such Meeting. In order to curtail controversy as to the date on which a proposal was received by the Company, proposals should be submitted by Certified Mail, Return Receipt Requested.

                             SOLICITATION OF PROXIES

     The entire expense of preparing, assembling and mailing the Proxy Statement, form of Proxy, and other materials used in the solicitation of Proxies are paid by the Company. In addition to the solicitation of Proxies by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send Proxy material to their principals, and the Company will reimburse them for expenses in so doing. The extent to which this will be necessary, depends entirely on how promptly Proxies are received and, for this reason, shareholders are urged to mark, sign and date the accompanying form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

                                             By Order of the Board of Directors,

                                                   ERVIN SCHOENBLUM
                                                   Acting President and
                                                   Chief Operating Officer
Dated: Rahway, New Jersey
          May 8, 1997

                                    APPENDIX

                                                             Proxy


                          ELECTRO-CATHETER CORPORATION
                                2100 FELVER COURT
                            RAHWAY, NEW JERSEY 07065

     The undersigned hereby (1) acknowledges receipt of the Notice of the Annual Meeting of Shareholders of Electro-Catheter Corporation (the "Company") to be held at the Holiday Inn Jetport, 1000 Spring Street, Elizabeth, N.J. 07201, on Thursday, June 12, 1997 at 10:00 A.M. and the proxy statement in connection therewith, and (2) appoints ARLENE BELL and JOSEPH MACALUSO, and each of them, with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders and at any adjournment thereof, to vote and act with respect to all of the shares of common stock, $.10 par value, of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, if personally present, as indicated below, hereby revoking any proxy heretofore given by the undersigned:

(1)      ELECTION OF DIRECTORS

         |_| FOR election of directors:
             Donald W. Muntz, Abraham H. Nechemie, George M. Pavia,
               Ervin Schoenblum
             (except authority withheld from nominee(s) listed in space below):

             __________________________________________________________

         |_| WITHHOLD AUTHORITY to vote for all nominees listed above.

                       (continued and to be signed on reverse side)

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

          The shares represented by this proxy will be voted as directed. IF NO CONTRARY INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS LISTED ABOVE.

          This proxy is solicited on behalf of the Board of Directors of the Company

                                 Dated:__________________________________, 1997

                                 ____________________________________________
                                               Signature

                                 ____________________________________________
                                               Signature
                                 Please date, sign as name appears above, and return promptly in the enclosed envelope; no postage is required. If the stock is registered in the names of two or more persons, each should sign. When signing as corporate officer, partner, executor, administrator, trustee or guardian, please give full title. Please note any change in your address alongside the address as it appears in the proxy.